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                                                                   EXHIBIT 10.26

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

      This AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is entered into as of April 11, 2005, by and between Abercrombie & Fitch Co., a Delaware corporation (the "Company"), and Robert S. Singer (the "Executive") (hereinafter collectively referred to as "the Parties").

                                   WITNESSETH:

      WHEREAS, on May 17, 2004, the Company and Executive executed an employment agreement (the "Agreement");

      WHEREAS, the Company and Executive desire to amend the Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual covenants and promises of the Parties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to modify and amend the Agreement as follows:

      9. Expenses.

            ....

            (b) In lieu of benefits under the Company's relocation plan, the Executive shall be entitled to the following:

                  ....

                  (iv) Reimbursement for expenses of temporary housing for a period commencing on the Commencement Date and ending not later than the six-month anniversary of the Commencement Date, thereafter $3,000 per month for temporary housing in Columbus, Ohio, for the next 12 months, all such reimbursements to be grossed-up for taxes.

                  (v) A housing allowance of $10,000 per month for housing in New York City during the Initial Term, which amounts shall be grossed-up for taxes. Any such amounts accrued but not paid to the Executive as of the date of this Amendment shall be payable to the Executive immediately in accordance with the Company's general payroll practices.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and the Executive has executed this Amendment as of the day and year first written above.

                                            THE COMPANY:

                                            ABERCROMBIE & FITCH CO.

                                            By: /s/ Michael Jeffries
                                                ------------------------------
                                                Michael Jeffries,
                                                Chief Executive Officer

                                            THE EXECUTIVE:

                                            /s/ Robert S. Singer
                                            ---------------------------------
                                            Robert S. Singer

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